Exhibit 10.2
KNOW LABS, INC.
(the “Company”)

INSTRUCTIONS FOR COMPLETION OF FORM OF SUBSCRIPTION AGREEMENT AND SUITABILITY QUESTIONNAIRE (APPENDIX I)

Item I:
Name and address information must be provided. Securities will be issued in the name(s) set forth in this Item and delivered to the address set forth in this Item. If two people are subscribing jointly, both people must provide their names and social security numbers. A telephone number must also be provided.

Item II:
If the securities are to be held in a different name than the investor and sent to a different address (i.e., an IRA or other account held at a brokerage firm), this Item must be completed. If the securities are to be issued and delivered directly to the entity listed in Item I, this Item need not be completed.

Item III:
This Item needs to be read by the investor, but nothing needs to be written here. The Interests are suitable for investment only by prospective investors who are “Accredited Investors.”

Item IV:
A. Only complete this Item by checking the appropriate line if you are an individual investor.
B. Only complete this Item if you are an entity investor.
C. Only complete this Item if you are a trust investor.

Item V:
This Item must be completed only if you are relying on an income standard (i.e., you checked or initialed Item IV.A.1).

Item VI:
At least one of the numbered verification methods must be initialed in this Item and the indicated documents provided. A form of “Accredited Investor Status Certification” is included for your convenience if you choose to have a third party certify your status (option 3).

Item VII:
This Item needs to be read by the investor, but nothing needs to be written here.

Item VIII:
Federal law requires us to collect information on the sources of funds. Please complete Section 1, add the documents requested in Section 2 only if funds did not come from an approved country (U.S. is approved), and complete Section 3.

Item IX:
The Subscription Agreement must be signed and dated here.

Item X:
The Managing Dealer must complete this item and sign to verify that this is a suitable investment, as well as for record keeping purposes.

Appendix I:
You must thoroughly complete Appendix I, the Suitability Questionnaire, in order for the Fund and the Managing Dealer to make a determination whether this is a suitable investment for you. Subscription Agreements not accompanied by this Suitability Questionnaire will not be processed and will be returned to you for completion

.

INSTRUCTIONS FOR PAYMENT

Review and complete the Subscription Agreement and Suitability Questionnaire and mail or deliver the documents, along with a check (bearing subscriber’s name) made payable to “FinTech Clearing LLC” in the amount of your total subscription to:

Boustead Securities, LLC
Attn: Peter Conley, Managing Director 6 Venture, Suite 265
Irvine, CA 92618
Direct: 310-383-7874
Email: pete@boustead1828.com

If you prefer to send a wire transfer instead of a check, please scan and email your completed Subscription Agreement to Peter Conley at pete@boustead1828.com and send the wire transfer using these instructions:

Wiring Instructions

Pacific Mercantile Bank

Beneficiary Account Name: FinTech Clearing, LLC

REF: Full Name of Subscriber

If you need assistance, please contact:

Peter Conley, Managing Director of Boustead Securities, LLC
Phone: (310) 383-7874 – pete@boustead1828.com

SUBSCRIPTION AGREEMENT KNOW LABS, INC. (THE “COMPANY”)
Please read all instructions and the terms and conditions of this Subscription Agreement (this “Agreement”) carefully before filling out this Agreement. This is a legally binding document. If you need assistance, please call Peter Conley at (310) 383-7874.

● When Agreement is complete, mail the Agreement and your investment to:
Boustead Securities, LLC
Address:  6 Venture, Suite 265
                Irvine, CA 92618
Email: pete@boustead1828.com

● Make checks payable to “FinTech Clearing LLC” or

● ______ Check here if you are sending your subscription funds by wire transfer.

I.	ACCOUNT REGISTRATION

☐	Individual	☐	Joint Registration	☐	Trust	☐	Corporation, Partnership, LLC
	Account		If no box below is				Association or Other Entity the securities as JTWROS.
Pension or Profit Sharing Plan, checked, we will issue
☐	Individual	☐	Tenants in Common
	Retirement	☐	Tenants by Entirety
	Account (IRA)	☐	Community Property

PLEASE PUT A CHECK NEXT TO EACH SOCIAL SECURITY NUMBER OR TAX ID NUMBER THAT IS RESPONSIBLE FOR TAXES. WE WILL REPORT THIS NUMBER TO THE IRS.

☐
Name of INVESTOR (Individual, Entity, Custodian, Trust or Beneficiary)	Date of Birth	Soc. Sec./Tax ID #

☐
Name of SIGNER (Signer for Entity, Trust. Name of IRA Participant)	Date of Birth	Soc. Sec./Tax ID #

☐
Name of JOINT INVESTOR or CO- TRUSTEE (if applicable)	Date of Birth	Soc. Sec./Tax ID #

Marital Status (please check one) ☐ Single ☐ Married ☐ Separated ☐ Divorced

Is the record holder a publicly held entity or a subsidiary of a publicly held entity (i.e., an entity that has a class of securities registered under the Securities Exchange Act of 1934) (please check one)?        ☐ Yes or ☐ No

$_________________Investment Amount_________________Number of Shares of Common Stock_________ Number of Common Warrants

HOME ADDRESS ☐ USE THIS ADDRESS FOR MAILING

Street Address		Email Address

City	State	ZIP+4

Home Phone Number (with Area Code) (___)_________________________________		Fax Number (with Area Code) (___)________________________

BUSINESS ADDRESS ☐ USE THIS ADDRESS FOR MAILING

Name of Company		Email Address

Street Address		Unit Number

City	State	ZIP+4

Business Phone Number (with Area Code) (___)___________________		Fax Number (with Area Code) (___)_________________

II.	ALTERNATIVE DISTRIBUTION INFORMATION

To direct distributions to a party other than the registered owner, complete the information below. YOU MUST COMPLETE THIS ITEM IF THIS IS AN IRA INVESTMENT.

Name of Firm (Bank or Brokerage):

Account Name:

Account Number:

Address:

City, State Zip Code:

III.	SUBSCRIPTION AGREEMENT

You as an individual or you on behalf of the subscribing entity are being asked to complete this Subscription Agreement so a determination can be made as to whether or not you are qualified to purchase securities under applicable federal and state securities laws. Your answers to the questions contained herein must be true and correct in all respects, and a false representation by you may constitute a violation of law for which a claim for damages may be made against you. Your answers will be kept strictly confidential; however, by signing this Agreement, you will be authorizing the Company to present a completed copy of this Agreement to such parties as they may deem appropriate in order to make certain that the offer and sale of the securities will not result in a violation of the Securities Act of 1933, as amended (the “Act”) or of the securities laws of any state.

This Agreement does not constitute an offer to sell or a solicitation of an offer to buy securities or any other security. All questions must be answered. If the appropriate answer is “None” or “Not Applicable,” please state so. Please print or type your answers to all questions and attach additional sheets if necessary to complete your answers to any item. Please initial any correction.

INDIVIDUAL SUBSCRIBERS:
If the securities subscribed for are to be owned by more than one person, you and the other co-subscriber must each complete separate Agreements (except if the co-subscriber is your spouse) and sign the Signature Page annexed hereto. If your spouse is a co-subscriber, you must indicate their name and social security number.

CORPORATIONS, PARTNERSHIPS, PENSION PLANS AND TRUSTS:
The information requested herein relates to the subscribing entity and not to you personally (unless otherwise determined in the Item IV. Accredited Investor Status).

IV.	ACCREDITED INVESTOR STATUS

TO BE AN ACCREDITED INVESTOR, YOU MUST MEET ONE OF THE FOLLOWING TESTS, PLEASE CHECK THE APPROPRIATE SPACES BELOW.

A. INDIVIDUAL ACCOUNTS

I certify that I am an “accredited investor” because:

1.
______I had an individual income of more than $200,000 in each of the two most recent calendar years, and I reasonably expect to have an individual income in excess of $200,000 in the current calendar year; or my spouse and I had joint income in excess of $300,000 in each of the two most recent calendar years, and we reasonably expect to have a joint income in excess of $300,000 the current calendar year (please complete “Item V. Income Statement”); OR

2.
_____I have an individual net worth, or my spouse and I have a joint net worth, in excess of $1,000,000 (excluding my (our) primary residence).

For purposes of this Subscription Agreement “individual income” means “adjusted gross income” as reported for Federal income tax purposes, exclusive of any income attributable to a spouse or to property owned by a spouse, and increased by the following amounts:
(i) the amount of any interest income received which is tax-exempt under Section 103 of the Internal Revenue Code of 1986, as amended, (the “Code”); (ii) the amount of losses claimed as a limited partner in a limited partnership (as reported on Schedule E of form 1040);
(iii) any deduction claimed for depletion under Section 611 et seq. of the Code; and (iv) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Sections 1202 of the Code as it was in effect prior to enactment of the Tax Reform Act of 1986.

For purposes of this Subscription Agreement, “joint income” means “adjusted gross income” as reported for Federal income tax purposes, including any income attributable to a spouse or to property owned by a spouse and increased by the following amounts: (i) the amount of any interest income received which is tax-exempt under Section 103 of the Code; (ii) the amount of losses claimed as a limited partner in a limited partnership (as reported on Schedule E of Form 1040); (iii) any deduction claimed for depletion under Section 611 et seq. of the Code; and (iv) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Code as it was in effect prior to enactment of the Tax Reform Act of 1986

IV.	ACCREDITED INVESTOR STATUS (Continued)

For the purposes of the Subscription Agreement, “net worth” means (except as otherwise specifically defined) the excess of total assets at fair market value over total liabilities, excluding your primary residence and the related amount of indebtedness secured by the primary residence up to its fair market value; provided, however, that indebtedness secured by the primary residence should be considered a liability and deducted from net worth to the extent that (i) the amount of such indebtedness outstanding at the time of execution of this Agreement exceeds the amount outstanding 60 calendar days before such time, other than as a result of the acquisition of the primary residence; and (ii) the amount of the indebtedness exceeds the estimated fair market value of the primary residence at the time of execution of this Agreement.

B. CORPORATIONS, PARTNERSHIPS, LIMITED LIABILITY COMPANIES, EMPLOYEE BENEFIT PLANS, OROTHER ENTITIES (Please provide a copy of the Corporate Resolution authorizing this investment, Partnership Agreement, Limited Liability Company Operating Agreement, Employee Benefit Plan, or other entity documentation as applicable.)

1. Has the subscribing entity been formed for the specific purpose of investing inthe securities? ☐ YES ☐ NO

If your answer to question 1 is “No,” CHECK whichever of the following statements (a-e) is applicable to the subscribing entity. If your answer to question 1 is “Yes,” the subscribing entity must be able to certify to statement (c) below in order to qualify as an “accredited investor.”

The undersigned certifies that:

(a) _____the undersigned entity is an “accredited investor,” because it is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 (“ERISA”), provided that the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, and the plan fiduciary is a bank, savings and loan association, insurance company or registered investment adviser;
OR
(b) _____the undersigned entity is an “accredited investor,” because it is an employee benefit plan within the meaning of ERISA, Title I that has total assets in excess of $5,000,000;
OR
(c) _____the undersigned entity is an “accredited investor,” because it is an entity whose shareholders, partners, beneficiaries or equity owners are all accredited investors (If you are checking this option, please submit a list of all owners;EACH owner of the entity must complete Item IV and, complete Item V, if applicable. Make copies of this Item IV (and V if applicable) to do this and note each owner’s name on each copy); I am one of its equity owners and I meet at least one of the conditions described below (Please also CHECK the appropriate space below):
_____I had an individual income of more than $200,000 in each of the two most recent calendar years, and I reasonably expect to have an individual income in excess of $200,000 in the current calendar year; or my spouse and I had joint income in excess of $300,000 in each of the two most recent calendar years, and we reasonably expect to have a joint income in excess of $300,000 the current calendar year (please complete “Item V. Income Statement”); or
_____ I have an individual net worth, or my spouse and I have a joint net worth, in excess of $1,000,000 (excluding my (our) primary residence)
OR
(d) _____the undersigned entity is an “accredited investor,” because it is a self-directed employee benefit plan; I solely make its investment decisions and I meet at least one of the conditions described below (Please also CHECK the appropriate space below);
_____I had an individual income of more than $200,000 in each of the two most recent calendar years, and I reasonably expect to have an individual income in excess of $200,000 in the current calendar year; or my spouse and I had joint income in excess of $300,000 in each of the two most recent calendar years, and we reasonably expect to have a joint income in excess of $300,000 the current calendar year (please complete “Item V. Income Statement”); or
_____Ihave an individual net worth, or my spouse and I have a joint net worth, in excess of $1,000,000 (excluding my (our) primary residence)
OR
(e) _____the undersigned entity is an “accredited investor,” because it is a corporation, a partnership or a Massachusetts or similar business trust with total assets in excess of $5,000,000.

IV.	ACCREDITED INVESTOR STATUS (Continued)
C. TRUST ACCOUNTS (Please provide a complete copy of the Trust document.)

1. Has the subscribing entity been formed for the specific purpose of investing in the securities? YES ☐ NO ☐

If your answer to question 1 is “No,” CHECK whichever of the following statements (a-c) is applicable to the subscribing entity. If your answer to question 1 is “Yes,” the subscribing entity must be able to certify to the statement (c) below in order to qualify as an “accredited investor.”

The undersigned trustee certifies that the trust is an “accredited investor” because:

(a) _____the trust has total assets in excess of $5,000,000 and the investment decision has been made by a “sophisticated person,” as described in Rule 506(b)(ii) promulgated under the Act; or

(b) _____the trustee making the investment decision on its behalf is a bank (as defined in Section 3(a)(2) of the Act), a saving and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, acting in its fiduciary capacity; or

(c) _____the grantor(s) of the trust may revoke the trust at any time and regain title to the trust assets and has (have) retained sole investment control over the assets of the trust and the (each) grantor(s) meets at least one of the conditions described above under INDIVIDUAL ACCREDITED INVESTOR STATUS. Each grantor must also INITIAL the appropriate space below.
_____ I had an individual income of more than $200,000 in each of the two most recent calendar years, and I reasonably expect to have an individual income in excess of $200,000 in the current calendar year; or my spouse and I had joint income in excess of $300,000 in each of the two most recent calendar years, and we reasonably expect to have a joint income in excess of $300,000 the current calendar year (please complete “Item V. Income Statement”); or
_____I have an individual net worth, or my spouse and I have a joint net worth, in excess of $1,000,000 (excluding my (our) primary residence)

V.	INCOME STATEMENT

IF YOU ARE RELYING ON AN INCOME STANDARD TO BE AN ACCREDITED INVESTOR (I.E., YOU CHECKED OR INITIALED ITEM IV.A.1), YOU MUST COMPLETE THIS ITEM.
Please specify the type of entity whose Income appears below:

☐ Individual                        ☐ Joint                       ☐ Trust                  ☐ Beneficiary                        ☐ Shareholder                          ☐ Partner

Please specify the amount of income (see definitions of individual income and joint income in Item IV.A) in the previous two calendar years and your projected income for the current calendar year.

2016: $ ___________________________________________

2017: $ ___________________________________________

2018: $ ___________________________________________(projected)

Current occupation: ______________________________________________________________________________________________________

Name of Employer: ______________________________________________________________________________________________________

Position or Title: _______________________________________________ Telephone number: (___)___________ -________________________

Former employment (if current employment is less than five years):

Name of Employer: ______________________________________________________________________________________________________

Position or Title: ________________________________________ Period Employed: ________________________to________________________

VI.	VERIFICATION
1. Income Verification – Please indicate how you plan to verify your income and attach the indicated documents for the previous two years: ☐ W-2

☐ Form 1099
☐ Schedule K-1
☐ Form 1040
☐ Other - Please explain and attach relevant documents: _____________________________________________________________________________________
___________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________

2.
Net Worth Verification – Please indicate how you plan to verify your net worth and attach the indicated documents dated within the last 90 days:
a. Assets:
☐ Bank Statements
☐ Brokerage Statements and other statements of securities holdings
☐ Certificates of Deposit
☐ Tax Assessments
☐ Appraisal Reports issued by independent third parties
☐ Other - Please explain and attach relevant documents: ______________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
b. Liabilities:
☐ A consumer report from at least one of the nationwide consumer reporting agencies

_____ All liabilities necessary to make a determination of net worth have been disclosed. (Please initial ifapplicable.)

3.
Alternatively, you may provide a written certification from one of the following third parties that they have taken reasonable steps within the prior three months to verify that you, the purchaser, are an accredited investor based on either the income requirement or the net worth requirement:
☐ A registered broker-dealer
☐ A federal or state registered investment adviser A licensed attorney who is in good standing under the laws of the jurisdictions in which he or she is admitted to practice law A certified public accountant who is duly registered and in good standing under the laws of the place of his or her residence or principal office
☐ A certified financial planner
☐ Other - Please explain and attach written confirmation: _____________________________________________________________________________________
____________________________________________________________________________________________________________________________________
For your convenience, we have attached an Accredited Investor Status Certification form for your professional to use.

VII.	CERTIFICATIONS

I understand that investment in the securities is an illiquid investment. In particular, I recognize that I must bear the economic risk of investment in the securities for an indefinite period of time since the securities have not been registered under the Act and therefore cannot be sold unless either they are subsequently registered under the Act or an exemption from such registration is available and a favorable opinion of counsel for the Company to that effect is obtained if requested by the Company. I consent to the affixing by the Company of such legends on certificates representing the securities as any applicable federal or state securities law may require from time to time.

I represent and warrant to the Company that: (i) all information provided in this Agreement is complete, true and correct; (ii) I and my investment managers, if any, have carefully reviewed the Private Placement Memorandum, including its attachments, (the “Memorandum”), and understand the risks of, and other considerations relating to, a purchase of these securities, including, but not limited to, the risks set forth under “Risk Factors” in the Memorandum; (iii) I and my investment managers, if any, have been afforded the opportunity to obtain all information necessary to verify the accuracy of any representations or information set forth in the Memorandum and have had all inquiries to the Company answered, and have been furnished all requested materials relating to the Company and the offering and sale of the securities and anything set forth in the Memorandum; (iv) I have such knowledge and experience in financial and investment matters, either alone or with my investment managers, that I am capable of evaluating the merits and risks of this investment; (v) neither I nor my investment managers, if any, have been furnished any offering literature by the Company or any of its affiliates, associates or agents other than the Memorandum, and the documents referenced therein; and (vi) I am acquiring the securities for which I am subscribing for my own account, as principal, for investment and not with a view to the resale or distribution of all or any part of the securities.

VII.	CERTIFICATIONS (Continued)

The undersigned, if a corporation, partnership, trust or other form of business entity: (i) is authorized and otherwise duly qualified to purchase and hold the securities; (ii) has obtained such additional tax and other advice that it has deemed necessary; (iii) has its principal place of business at its address set forth in this Agreement; and (iv) has not been formed for the specific purpose of acquiring the securities (although this may not necessarily disqualify the subscriber as a purchaser). The persons executing the Agreement, as well as all other documents related to the offering, represent that they are duly authorized to execute all such documents on behalf of the entity. (If the undersigned is one of the aforementioned entities, it agrees to supply any additional written information that may be required.)

All of the information which I have furnished to the Company and which is set forth in this Agreement is correct and complete as of the date of this Agreement. If any material change in this information should occur prior to my subscription being accepted, I will immediately furnish the revised or corrected information. I further agree to be bound by all of the terms and conditions of the offering described in the Memorandum. I am the only person with a direct or indirect interest in the securities subscribed for by this Agreement.

I agree to indemnify and hold harmless the Company and its officers, directors, employees, affiliates, and agents as well as the brokerage firm through which I am subscribing (if any) and all of its officers, directors, employees, affiliates, and agents from and against all damages, losses, costs and expenses (including reasonable attorneys’ fees) they may incur by reason of the failure of the undersigned to fulfill any of the terms or conditions of this Agreement. This subscription is not transferable or assignable by me without the written consent of the Company. If more than one person is executing this Agreement, the obligations of each shall be joint and several, and the representations and warranties contained in this Agreement shall be deemed to be made by, and be binding upon, each of these persons and his or her heirs, executors, administrators, successors, and assigns. This subscription, upon acceptance by the Company, shall be binding upon my heirs, executors, administrators, successors, and assigns.

This Agreement shall be deemed to have been made in the State of Delaware and shall be construed, and the rights and liabilities determined, in accordance with the law of the State of Delaware, without regard to the conflicts of laws rules of such jurisdiction. I agree to submit to the jurisdiction of the courts of the State of Maryland with respect to any proceeding relating to or arising from this Agreement, and hereby irrevocably waive, and agree not to assert in any suit, action or proceeding, any claim that I am not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. I hereby irrevocably waive personal service of process and consent to process being served in such suit, action or proceeding by mailing a copy thereof to my address for such notices under the Securities Purchase Agreement by and between the Company and myself, and agree that such service shall constitute good and sufficient service of process and notice thereof. I acknowledge and agree that nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. I HEREBY IRREVOCABLY WAIVE ANY RIGHT I MAY HAVE, AND AGREE NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

Under penalties of perjury, I certify that (i) my taxpayer identification number shown in this Agreement is correct; and (ii) I am not subject to backup withholding because: (a) I have not been notified that I am subject to backup withholding as a result of a failure to report all interest and dividends; or (b) the Internal Revenue Service has notified me that I am no longer subject to backup withholding. (If you have been notified that you are subject to backup withholding and the Internal Revenue Service has not advised you that backup withholding has been terminated, strike out item (ii).)

BY SIGNING THIS AGREEMENT, I ACKNOWLEDGE THAT I HAVE CAREFULLY REVIEWED THE SECURITIES PURCHASE AGREEMENT AND THE PRIVATE PLACEMENT MEMORANDUM RELATED TO THIS INVESTMENT AND AM BOUND BY THE TERMS OF THIS AGREEMENT, THE SECURITIES PURCHASE AGREEMENT AND THE PRIVATE PLACEMENT MEMORANDUM.

VIII.	INFORMATION REQUIRED BY FEDERAL LAW

Federal law requires us to obtain the following information from you to detect and prevent misuse of the world financial system.

1.
In the space provided below, please provide details of where monies were transferred from to the Company in relation to your subscription for the securities.

COUNTRY	NAME OF	CONTACT	NAME OF	ACCOUNT
	BANK/FINANCIAL	NAME/PHONE	ACCOUNTHOLDER	NUMBER
	INSTITUTION	NUMBER AT
BANK/FINANCIAL
INSTITUTION

If the country from which the monies were transferred appears in the Approved Country List below, please skip to section 3. If the country does not appear, please go to section 2.

Approved Country List

Argentina	Australia	Austria	Belgium	Brazil
Canada	China	Denmark	European Commission	Finland
France	Germany	Greece	Gulf Co-operation Council	Hong Kong, China
Iceland	India	Ireland	Italy	Japan
Republic of Korea	Luxembourg	Malaysia	Mexico	Netherlands, Kingdom of
New Zealand	Norway	Portugal	Russian Federation	Singapore
South Africa	Spain	Sweden	Switzerland	Turkey
United Kingdom	United States

2.
If subscription monies were transferred to the Company from any country other than on the “Approved Country List” (see above), please provide the following documentation to the Company (all copies should be in English and certified as being “true and correct copies of the original” by a notary public of the jurisdiction of which you are resident).

(a)
For Individuals:

(i)
evidence of name, signature, date of birth and photographic identification;

(ii)
evidence of permanent address; and

(iii)
where possible, a reference from a bank with whom the individual maintains a current relationship and has maintained such relationship for at least two years.

(b)
For Companies:

(i)
a copy of its certificate of incorporation and any change of name certificate;

(ii)
a certificate of good standing;

(iii)
a register or other acceptable list of directors and officers;

(iv)
a properly authorized mandate of the company to subscribe in the form, for example, of a certified resolution which includes naming authorized signatories;

(v)
a description of the nature of the business of the company;

(vi)
identification, as described above for individuals, for at least two directors and authorized signatories;

(vii)
a register of members or list of shareholders holding a controlling interest; and

(viii)
identification, as described above, for individuals who are beneficial owners of corporate shareholders which hold 10% or more of the capital share of the company.

(c)
For Partnerships and Unincorporated Businesses:

(i)
a copy of any certificate of registration and a certificate of good standing, if registered;

(ii)
identification, as described above, for individuals and, where relevant, companies constituting a majority of the partners, owners or managers and authorized signatories;

(iii)
a copy of the mandate from the partnership or business authorizing the subscription in the form, for example, of a certified resolution which includes naming authorized signatories; and

(iv)
a copy of constitutional documents (formation and partnership agreements).

(d)
For Trustees:

(i)
identification, as described above, for individuals or companies (as the case may be) in respect of the trustees;

(ii)
identification, as described above for individuals, of beneficiaries, any person on whose instructions or in accordance with those wishes the trustee/nominee is prepared or accustomed to act and the settlor of the trust; and

(iii)
evidence of the nature of the duties or capacity of the trustee.

3.
The Company is also required to verify the source of funds. To this end, summarize the underlying source of the funds remitted to us (for example, where subscription monies were the profits of business (and if so please specify type of business), investment income, savings, etc.).

Source of Funds

IX.	SIGNATURES

This Agreement contains various statements and representations by subscribers and should be carefully reviewed in its entirety before executing this signature page. I hereby certify that I have reviewed and am familiar with the terms of this Agreement.
This Agreement incorporates by reference all forms of securities to be purchased. I agree to be bound by all of the terms and conditions of this Agreement and the Memorandum to which this Agreement is a part.

Dated _____________________________________                                   Amount of Subscription: $_________________________________($1.00 per unit)

SIGNATURE BLOCK FOR INDIVIDUALS:

Individual’s Signature: _____________________________________________

Individual’s Printed Name: __________________________________________

SIGNATURE BLOCK FOR JOINT ACCOUNTS:

Individual #1’s Signature: ___________________________________________

Individual #1’s Printed Name: ________________________________________

Individual #2’s Signature: ____________________________________________

Individual #2’s Printed Name: _________________________________________

IX.	SIGNATURES (Continued)

SIGNATURE BLOCK FOR ENTITIES OR TRUSTS:

Name of Entity/Trust: _______________________________________________

By: (Signature)
Signer’s Printed Name: _____________________________________________
Signer’s Title: _____________________________________________________
                         (Example: Manager, Member, Trustee, etc.)

By: (Signature)
Signer’s Printed Name:______________________________________________
Signer’s Title: _____________________________________________________
                       (Example: Manager, Member, Trustee, etc.)

SIGNATURE BLOCK FOR IRAS:

Name of IRA: _____________________________________________________

By: (Custodian/Trustee Signature)
Custodian/Trustee’s Printed Name:  ____________________________________
Custodian/Trustee’s Title: ____________________________________________

IRA Participant’s Signature: __________________________________________
IRA Participant’s Printed Name:  ______________________________________

Investment Authorization. The undersigned corporation, partnership, limited liability company, benefit plan, or IRA has all requisite authority to acquire the securities hereby subscribed for and to enter into the Agreement, and further, the undersigned officer, partner, manager, or fiduciary of the subscribing entity has been duly authorized by all requisite action on the part of such entity to execute these documents on its behalf. Such authorization has not been revoked and is still in full force and effect.

Check Box:                  ☐ Yes                ☐ No                   ☐ Not Applicable

CAPACITY CLAIMED BY SIGNER: (check one box)

☐ Individual(s)		☐ Attorney-In-Fact
☐ Partner(s)		☐ Trustee(s)
☐ Corporate Officer:		☐ Other:
	Title		Title

X.	VERIFICATION OF MANAGING DEALER
I state that I am familiar with the financial affairs and investment objectives of the investor named above and reasonably believe that a purchase of the securities is a suitable investment for this investor and that the investor, either individually or together with his, her, or its investment managers, if any, understands the terms of and is able to evaluate the merits of this offering.

I acknowledge:

(a) that I have reviewed the Memorandum, Subscription Agreement and forms of securities presented to me, and attachments (if any) thereto;

(b) that the Subscription Agreement and attachments thereto have been fully completed and executed by the appropriate party; and

(c) that the subscription will be deemed received by the Company upon acceptance of the Subscription Agreement.

Broker/Dealer	Account Executive

(Name of Broker/Dealer)	(Signature)

(Street Address of Broker/Dealer Office)	(Print Name)

(City of Broker/Dealer Office) (State) (Zip)	(Representative I.D. Number)

( ) -
(Telephone Number of Broker/Dealer Office)	(Date)

( ) -
(Fax Number of Broker/Dealer Office)	(E-mail Address of Account Executive)

APPENDIX I SUITABILITY QUESTIONNAIRE

(Each responding individual must complete his/her own Suitability Questionnaire)

Name of Individual Investor OR Name of Person Answering Questions on behalf of an Entity/Trust/IRA Investor:

A.
Please list all of the educational institutions you have attended (including colleges, and specialized training schools) and indicate the dates attended and the degree(s) obtained from each (if any).

From	To	Institution	Degree

B.
Please provide the following information concerning your business experience:

B-1. Indicate your principal business experience or other occupations during the last ten years. (Please list your present, or most recent, position first and the others in reverse chronological order.)

From	To	Institution	Degree

B-2. Describe, in greater detail, your present or most recent business or occupation, as listed in your answer to Question B-1. Please indicate such information as the nature of your employment, the principal business of your employer, the principal activities under your management or supervision and the scope (e.g., dollar volume, industry rank, etc.) of such activities.

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B-3.  Describe any significant business you engage in or intend to engage in other than as specified above.

B-4.  Are you a registered broker-dealer?

Yes	No

If Yes, will you receive the Securities to be purchased pursuant to the attached Subscription Agreement as compensation for underwriting activities?

Yes	No

If Yes, provide a brief description of the transaction(s) involved.

B-5. Are you an affiliate of a registered broker-dealer(s)? (For purposes of this response, an “affiliate” of or person “affiliated with” a specified person is a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified.)

Yes	No

If Yes, identify the registered broker-dealer(s) and describe the nature of the affiliation(s).

B-6. If the answer to Item B-5 is Yes, did you, at the time of purchase of the Securities pursuant to the attached Subscription Agreement, have any agreements, plans or understandings, directly or indirectly, with any person to distribute such securities?

Yes	No

If Yes, please explain:

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C.
Please provide the following information concerning your financial experience:

C-1. Indicate by check mark which of the following categories best describes the extent of your prior experience in the areas of investment listed below:

	Substantial Experience	Limited Experience	No Experience
Stock & Bonds
Penny Stocks
Government Securities
Municipal (tax-exempt) Securities
Stock options
Commodities
Real estate programs
Securities for which no market exists
Limited partnerships (tax deferred)
Investments generally

C-2. For those investments for which you indicated “substantial experience” above, please answer the following additional questions by checking the appropriate box:

(a)
Do you make your own investment decisions with respect to such investments? (Please check the appropriate box with respect to your involvement in making investment decisions).

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Always
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Usually (i.e. most often)
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Frequently (i.e. regularly)
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Rarely

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(b)
What are your principal sources of investment knowledge or advice? (You may check more than one.)

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First-hand experience with industry
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Financial publication(s)
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Trade or industry publication(s)
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Banker(s)
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Broker(s)
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Investment Adviser(s)
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Attorney(s)
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Accountant(s)

C-3. Indicate by check mark whether you maintain any of the following types of accounts over which you, rather than a third party, exercise investment discretion, and the length of time you have maintained each type of account.

Securities (cash)			Number of years ___
	Yes	No

Securities (margin)			Number of years ___
	Yes	No

Commodities			Number of years ___
	Yes	No

C-4. Risk Tolerance:

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Speculative
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Aggressive
☐
Moderate
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Low

C-5. Please provide in the space below anyadditional information which would indicate that you have sufficient knowledge and experience in financial and business matters so that you are capable of evaluating the merits and risks of investing in restricted securities of private or thinly traded enterprise.

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C-6. Are you, your spouse, or any other immediate family members, including parents, in- laws, and siblings that are dependents, an officer, director or greater than ten percent (10%) shareholder of the Company?

Yes	No

C-7. Are you the beneficial or registered owner of any securities of the Company other than the Securities to be purchased pursuant to the attached Subscription Agreement?

Yes	No

If Yes, please describe the type and amount of such other securities.

C-8. Are you, your spouse, or any other immediate family members, including parents, in- laws, and siblings that are dependents, employed by or associated with the securities industry (for example, investment advisor, sole proprietor, partner, officer, director, branch manager or broker at a broker-dealer firm or municipal securities dealer) or a financial regulatory agency, such as FINRA or the New York Stock Exchange?

Yes	No

If Yes, please provide the name and contact information for such firm.

C-9. Are you a senior military, governmental or political official in a non-US country?

Yes	No

If Yes, please provide the name of the country.

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ACCREDITED INVESTOR STATUS CERTIFICATION
Know Labs, Inc. (the “Company”)

____________________________________________________________________(“Client”) has requested that I provide the Company with this Accredited Investor Status Certification (this “Certification”) to assist the Company in itsverification of Client’s status as an “Accredited Investor” within the meaning of Rule 501(a) of the Securities Act of 1933, in connection with Client’s potential purchase of securities offered for sale by the Company (the “Offering”).

1.    I hereby certify that I am (please check the appropriate box):

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a registered broker-dealer, as defined in the Securities Exchange Act of 1934, CRD number:

_____________;

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a state or federal registered investment advisor, CRD number: __________________________________;

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a licensed attorney in good standing in all jurisdictions where I am admitted to practice law, state and bar number: ______________________________________________________________________________ ;

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a certified public accountant in good standing under the laws of the place of my residence or principal office, state and license number:______________________________________________________________________________.

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A certified financial planner; or

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Another licensed professional: _________________________________________________________________________________.

2. I hereby represent that, within the prior three months, I have conducted a reasonable investigation into the financial status of Client, and therefore hereby certify that Client satisfies one or more of the following criteria (check each box that applies):

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a natural person whose individual “net worth,”1 or joint net worth with Client’s spouse, exceeds $1,000,000 (may be shown by bank statements, brokerage statements, and other statements of securities holdings, certificates of deposit, tax assessments, or appraisal reports issued by independent third parties);

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a natural person who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with Client’s spouse in excess of $300,000 in each of those years (shown by any IRS form that reports the investor’s income for the two most recent years (e.g., Form W-2, Form 1099, Schedule K-1 to Form 1065, Form 1040);

1 “Net worth” means the excess of total assets at fair market value over total liabilities, excluding Client’s primary residence and the related amount of indebtedness secured by the primary residence up to its fair market value; provided, however, that indebtedness secured by the primary residence should be considered a liability and deducted from net worth to the extent that: (i) the amount of such indebtedness outstanding at the time of the investigation exceeds the amount outstanding 60 calendar days before such time, other than as a result of the acquisition of the primary residence; and (ii) the amount of the indebtedness exceeds the estimated fair market value of the primary residence at the time of the investigation.

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an entity such as an Individual Retirement Account (IRA) or Self-Employed Person (SEP) Retirement Account, and all beneficial owners meet at least one of the two standards listed immediately above;

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an employee benefit plan within the meaning of Title 1 of ERISA and the plan has total assets in excess of $5,000,000;

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a corporation, partnership, Massachusetts business trust, or non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code with total assets in excess of $5,000,000;

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a trust with total assets in excess of $5,000,000;

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a business in which all equity owners are Accredited Investors; or

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a bank, insurance company, registered investment company, business development company, or small business investment company.

To the best of my knowledge, no facts, circumstances, or events have arisen after my investigation that the Client has ceased to be an Accredited Investor.

I acknowledge that the Company will rely upon this Certification in determining the Client’s eligibility to participate in the Offering and I consent to such reliance. However, this Certification may not be used, quoted from, referred to, or relied upon by the Company or by any other person for any other purpose.

This Certification is limited to the matters expressly set forth herein and speaks only as of the date set forth below. Nothing may be inferred or implied beyond the matters expressly contained herein. The undersigned assumes no obligation to update this letter.

Dated: _____________________________, __________

Firm Name: _________________________________________________________________________________

Firm Address:  _______________________________________________________________________________

Firm Phone Number: __________________________________________________________________________

Signature:  ___________________________________________________________________________________

Printed Name and Title: _________________________________________________________________________

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